                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 14, 2007

                        Blonder Tongue Laboratories, Inc.
             (Exact Name of registrant as specified in its charter)

           Delaware                     1-14120                   52-1611421
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

                One Jake Brown Road, Old Bridge, New Jersey 08857
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (732) 679-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

     On December  18, 2007 the Company  issued a press  release  announcing  its receipt of a Warning Letter from the American Stock Exchange, dated December 14,
2007. The press release is attached  hereto as Exhibit 99.1 and is  incorporated into this Item 7.01 by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)      The following exhibits are filed herewith:

     Exhibit 99.1 Press Release dated December 18, 2007.

Forward Looking Statements

This  report  contains  forward-looking  statements  within  the  meaning of The
Private  Securities  Litigation Reform Act of 1995. These statements are neither promises nor guarantees, are based upon assumptions and estimates that might not be realized and are subject to risks and  uncertainties  that could cause actual results to differ materially from those in the forward looking statements. These risks and  uncertainties  include,  but are not  limited  to, the ability of the
Company to identify  qualified  independent  directors  to serve on the Board of
Directors  of the  Company.  There are a number of factors that may cause actual results to differ from these forward-looking  statements,  including the success of marketing and sales strategies and new product development,  the price of raw materials,  and  general  economic  and  business  conditions.  Other  risks and uncertainties  that may  materially  affect  the  Company  are  provided  in the
Company's  annual reports to  shareholders  and the Company's  periodic  reports filed with the Securities and Exchange  Commission from time to time,  including reports  on Forms  10-K and 10-Q.  Please  refer to these  documents  for a more thorough description of these and other risk factors.

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                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    BLONDER TONGUE LABORATORIES, INC.

                                    By:  /s/ Eric Skolnik
                                         Eric Skolnik
                                         Senior Vice President
                                         and Chief Financial Officer

Date: December 18, 2007

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                                  EXHIBIT INDEX

Exhibit No.                Description

Exhibit 99.1              Press Release of Blonder Tongue Laboratories, Inc.
                          dated December 18, 2007 regarding receipt of a Warning
                          Letter from the American Stock Exchange.

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                                                                                                                           Exhibit 99.1